Exhibit 99.1

ECD Automotive Design Announces Nasdaq Delisting Notification

Kissimmee, FL – August 16, 2024 – ECD Automotive Design, Inc. (“ECD” or the “Company”) (NASDAQ: ECDA), an industry leader in delivering restored, modified and electrified Land Rover Defenders, Jaguars, and other classic and collectible automobiles, today announced that the Company received a delisting notice from The Nasdaq Stock Market LLC (“Nasdaq”).

As previously disclosed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024 by the Company, on February 14, 2024, the Company received a notice from Nasdaq stating that the Company’s listed securities failed to comply with the $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(A) (the “Rule”). The Company was provided a period of 180 calendar days, or until August 12, 2024, in which to regain compliance.

On August 13, 2024, the Company received another notice from Nasdaq stating that the Company had not regained compliance with the Rule. Accordingly, its securities will be delisted from The Nasdaq Global Market. Unless the Company requests an appeal of the determination before the Nasdaq Hearings Panel (the “Panel”) by August 20, 2024, trading of the Company’s common stock and warrants will be suspended at the opening of business on August 22, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. The Company intends to timely request an appeal before the Panel. The hearing request will result in a stay of any suspension or delisting action pending the hearing.

About ECD Automotive Design

ECD is a creator of restored luxury vehicles that combines classic English beauty with modern performance. Currently, ECD restores Land Rovers Defenders, Land Rover Series IIA, the Range Rover Classic and the Jaguar E-Type. Each vehicle produced by ECD is fully bespoke, a one-off that is designed by the client through an immersive luxury design experience and hand-built from the ground up in 2,200 hours by master-certified Automotive Service Excellence (“ASE”) craftsmen. The Company was founded in 2013 by three British “gear heads'' whose passion for classic vehicles is the driving force behind exceptionally high standards for quality, custom luxury vehicles. ECD’s global headquarters, known as the “Rover Dome,” is a 100,000-square-foot facility located in Kissimmee, Florida that is home to 80 talented craftsmen and technicians, who hold a combined 61 ASE and five master level certifications. ECD has an affiliated logistics center in the U.K. where its seven employees work to source and transport 25-year-old work vehicles back to the U.S. for restoration. For more information, visit www.ecdautodesign.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of ECD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ECD. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ECD do not presently know, or that ECD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ECD’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of ECD described in the Annual Report on Form 10-K for the year ended December 31, 2023, which was filed by ECD with the SEC on May 3, 2024, which you are encouraged to read. ECD anticipates that subsequent events and developments will cause its assessments to change. However, while ECD may elect to update these forward-looking statements at some point in the future, ECD specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ECD’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

ECD Automotive Design

Scott Wallace, Chairman and CEO

investorrelations@ecdautodesign.com

MZ Group – MZ North America

Brian M. Prenoveau, CFA

ECDA@mzgroup.us

+561 489 5315